NON-CANCELABLE MATERIAL PURCHASE OBLIGATIONS (Details) - Non-cancelable material agreements for cloud infrastructure services and subscription-based cloud services [Member] $ in Thousands	Jun. 30, 2024 USD ($)
Other Commitments [Line Items]
2024	$ 28,978
2025	54,681
2026	60,326
2027	48,750
Total future payments under non-cancelable material purchase obligations	$ 192,735